Business Combination	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business Combination

Note 7 – Business Combination

On November 21, 2022, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Red Cat Holdings, Inc. (“Red Cat,”) and Jeffrey Thompson, the founder and Chief Executive Officer of Red Cat, pursuant to which we agreed to purchase Red Cat’s consumer business consisting of Fat Shark Holdings, Ltd. (“Fat Shark”) and Rotor Riot, LLC (“Rotor Riot”) (the “Business Combination”). Fat Shark and Rotor Riot are in the business of designing and marketing consumer drones and first-person-view (“FPV”) goggles. Rotor Riot is also a licensed authorized reseller of consumer drones manufactured by third-parties.

The Purchase Agreement was amended on March 31, 2023. Under the terms of the Purchase Agreement, as amended, upon satisfaction of closing conditions, the Company will purchase from Red Cat its Rotor Riot and Fat Shark subsidiaries for $20 million (the “Purchase Price”) comprised of (i) $1.0 million in cash, (ii) a $2.0 million promissory note (referred to in this Prospectus as the “Note”) issued by the Company to Red Cat, and (iii) $17.0 million of the Company’s common stock.

On July 10, 2023, the Company entered into Amendment No. 2 to SPA (the “Second Amendment”). Under the Second Amendment the parties agreed to extend the termination date of the Purchase Agreement until September 30, 2023 and remove the requirement that the Principal Stockholder escrow shares of our common stock at closing.

On September 18, 2023, the Company entered into Amendment No. 3 to the SPA (the “Third Amendment”). Under the Third Amendment, the parties agreed to extend the termination date of the Purchase Agreement until October 31, 2023.

On December 11, 2023, the Company entered into Amendment No. 4 to the SPA (the “Fourth Amendment”). Under the Fourth Amendment the parties agreed to (a) revise the components of the Purchase Price set forth in Section 2.01 of the Purchase Agreement to reduce the total cash paid to $1.0 million, eliminate the need to deposit $1.0 million of cash on hand into escrow prior to closing, and include the $2.0 million Note as part of the Purchase Price, (b) revise the minimum Offering amount from $10.0 million to $5.0 million, (c) replace Dr. Allan Evans for Brandon Torres Declet in Section 10.01(d) and (d) extend the End Date (as defined in the Purchase Agreement) from October 31, 2023 to May 31, 2024 as provided in Section 11.02(a) of the Purchase Agreement, as amended.

In addition, the Company agreed to use its best efforts to prepare and file a registration statement with respect to 500,000 shares of our common stock to be issued to Red Cat, and to cause such registration statement to be filed within 120 days and declared effective within 180 days of closing. Red Cat agreed to execute a lock-up agreement effective for 180 days following the closing, or such lesser period as may be agreed upon by the managing underwriter and Red Cat under which Red Cat agreed not to transfer or sell any of its shares of our common stock during such period, subject to certain exceptions. The Company has also agreed to reimburse Red Cat up to $100,000 for documented legal and out-of-pocket expenses incurred in connection with the transaction.